SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 28, 2005
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                               PARKERVISION, INC.
               (Exact Name of Registrant as Specified in Charter)



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
              Florida                                 0-22904                           59-2971472
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  (State or Other Jurisdiction of                (Commission File                     (IRS Employer
          Incorporation)                              Number)                      Identification No.)
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8493 Baymeadow Way, Jacksonville, Florida                32256
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code    (904) 737-1367
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




Item 2.05 -- Costs Associated with Exit or Disposal Activities

      On June 23, 2005, the Company's Board of Directors unanimously approved the Company's plan to exit its retail business activities and pursue an OEM


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business strategy as a pure-play fabless semiconductor company. On June 28,
2005, the Company issued a press release disclosing the facts and circumstances leading up to the Company's decision to exit its retail business. A copy of the press release is included as Exhibit 99.1 hereto.

      The Company estimates a charge to operating results in the second quarter of 2005 in the range of $4.45 to $5.65 million in connection with the exit of its retail business activities. This charge consists of the following:

      Write down of inventory to net realizable value   $2,200,000 - $2,750,000
      Write down of intangible and other assets
         due to impairment                              $1,600,000 - $2,200,000
      Accrued severance costs                           $  650,000 - $  700,000
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      Total estimated charge                            $4,450,000 - $5,650,000

      The Company anticipates that the cash impact of exiting its retail activities will total approximately $1.4 million which will be incurred predominantly in the third quarter of 2005. The $1.4 million cash impact consists of payment of accrued severance costs as discussed above and cash payments to retailers and distributors of approximately $700,000 which represents refunds for inventory in the retail channel. The value of inventory in the retail channel is currently recorded as deferred revenue in the Company's balance sheet, therefore, this cash payment will have no impact on operating results.

Item 2.06 - Material Impairments

      We hereby incorporate by reference the discussion concerning material impairments set forth in item 2.05 above.

Item 9.01 -- Financial Statement and Exhibits


      99.1 Press release, dated June 28, 2005, announcing the Company's plan to exit its retail business activities.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 28, 2005                       PARKERVISION, INC.



                                             By:    /s/ Jeffrey L. Parker
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                                                  Jeffrey L. Parker
                                                  Chief Executive Officer


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